Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated September 19, 2012

to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares

of Allianz AGIC Growth Fund, a series of Allianz Funds

Dated August 29, 2012

Disclosure Relating to the Allianz AGIC Growth Fund (the “Fund”)

Effective September 24, 2012, the Fund will change its name and implement certain changes to its investment strategy, as described in further detail below.

Allianz AGIC Growth Fund (to be renamed Allianz RCM Focused Growth Fund)

The Fund will change its name to the “Allianz RCM Focused Growth Fund.” All references to the Fund will be changed to “Allianz RCM Focused Growth Fund.” In connection with this change, changes to the Fund’s investment strategy and a change to the sub-advisor will also take effect, effective September 24, 2012, as described in greater detail below.

Within the Fund Summary relating to the Fund, the subsection entitled “Investment Objective” will be restated in its entirety as follows:

The Fund seeks capital appreciation.

The fee tables and expense examples for the Fund under “Fees and Expenses of the Fund” will be revised in their entirety as follows:

Shareholder fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Institutional	0.75%	None	0.01%	0.76%
Class P	0.85	None	0.01	0.86
Administrative	0.75	0.25%	0.01	1.01
Class D	0.85	0.25	0.01	1.11

Examples: The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$78	$243	$422	$942
Class P	88	274	477	1,061
Administrative	103	322	558	1,236
Class D	113	353	612	1,352

Within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” will be restated in its entirety as follows:

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to

20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. Effective September 24, 2012, the Fund changed its name from “Allianz AGIC Growth Fund” to “Allianz RCM Focused Growth Fund” in connection with a change in the Fund’s investment strategy. The portfolio managers are constrained to only including the 25-45 highest conviction large cap growth stocks covered by the research team. The portfolio managers believe the securities in the Fund exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The portfolio managers ordinarily look for several of the following characteristics when analyzing specific companies for possible investment: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Within the Fund Summary relating to the Fund, the subsection entitled “Principal Risks” will be restated in its entirety as follows:

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer (Equity Securities Risk). Focusing on a limited number of issuers, sectors, industries, or geographic regions increases risk and volatility (Focused Investment Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Within the Fund Summary relating to the Fund, the following will be inserted as the penultimate sentence of the first paragraph under “Performance Information”:

Prior to September 24, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy.

Within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund” will be restated in its entirety as follows:

Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisor RCM Capital Management LLC (“RCM”)

Portfolio Managers

Scott T. Migliori, CFA, Chief Investment Officer of RCM’s U.S. Large Cap Select Growth and Focused Growth strategies and Portfolio Manager, has managed the Fund since 2012 and is the lead Portfolio Manager.

Karen Hiatt, CFA, Senior Portfolio Manager, has managed the Fund since 2012.

David Jedlicka, CFA, Portfolio Manager, has managed the Fund since 2012.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the description of the Fund’s Investment Objective will be restated in its entirety as follows:

Seeks capital appreciation.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the description of the Fund’s Principal Investments and Strategies will be restated in its entirety as follows:

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The Fund’s portfolio managers are constrained to only including the 25-45 highest conviction large cap growth stocks covered by the research team. The securities in the Fund are believed by the portfolio managers to exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. Effective September 24, 2012, the Fund changed its name from “Allianz AGIC Growth Fund” to “Allianz RCM Focused Growth Fund” in connection with a change in the Fund’s investment strategy.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the description of the Fund’s Principal Risks will be restated in its entirety as follows:

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Management Risk

• Issuer Risk	• Focused Investment Risk	• Non-U.S. Investment Risk

• Equity Securities Risk	• Liquidity Risk	• Turnover Risk

• Credit Risk	• Derivatives Risk	• Leveraging Risk

• Emerging Markets Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the subsections entitled “Sub-Adviser Change” and “New Portfolio Manager” are hereby deleted.

The information relating to the Fund under the subsection entitled “Management of the Fund – The Sub-Adviser” will be restated in its entirety as follows:

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about the Sub-Adviser.

Sub-Adviser*	Allianz Fund(s)
RCM Capital Management LLC (“RCM”)	RCM Focused Growth Fund
555 Mission Street, Suite 1700
San Francisco, CA 94105

*	The Sub-Adviser is affiliated with the Adviser.

The following provides additional information about the Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Fund’s investments. For the Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the funds they manage.

The subsection entitled “Management of the Fund – AGIC” in the Prospectus will be retitled “Management of the Fund – RCM” and that subsection will be restated in its entirety as follows:

RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of June 30, 2012, RCM had approximately $23.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Focused Growth Fund	Scott T. Migliori, CFA	2012	Managing Director, Chief Investment Officer and Senior Portfolio Manager of U.S. Large Cap Select Growth and Focused Growth strategies. Prior to joining RCM in 2003, Mr. Migliori worked at Provident Investment Counsel, Inc. as Portfolio Manager and Analyst for mid- and small-cap growth funds. He received his BS in Accounting from the University of Southern California, his JD from the Boalt Hall School of Law at the University of California, Berkeley, and his MBA from the Anderson School at the University of California, Los Angeles.

	Karen Hiatt, CFA	2012	Member of the U.S. Large Cap Equity Portfolio Management team as a Senior Portfolio Manager on the Select and Focused Growth strategies. Before becoming a portfolio manager, Ms. Hiatt was leading US Equity Research efforts as US Director of Research. Ms. Hiatt was previously an equity analyst on the consumer team and was promoted in 2005 to Consumer Sector Head. Prior to joining RCM in 1998, Ms. Hiatt was Vice President at Bioscience Securities, a boutique research and investment banking firm, where she covered food and agricultural biotech companies and constructed M&A valuation models. Ms. Hiatt has over 16 years of equity investment experience. She earned her BS from Santa Clara University, where she graduated Cum Laude with a finance major. Ms. Hiatt is a CFA charter holder and a member of the CFA Society of San Francisco.

	David Jedlicka, CFA	2012	Member of the U.S. Large Cap Equity Portfolio Management team, with an emphasis in the Industrial and Energy/Material sectors, and also provides analytical support for the Redwood strategy. Prior to joining RCM in 2000, Mr. Jedlicka worked at Merrill Lynch Asset Management ultimately holding the title of Sr. Portfolio Analyst. He received his BS in Agricultural and Resource Economics from the University of California, Davis. Mr. Jedlicka is a CFA charter holder and a member of the CFA Society of San Francisco.

The changes described above were approved by shareholders of the Fund on September 19, 2012. In connection with the changes described above, a portion of the portfolio assets of the Fund will be sold in connection with the repositioning. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses), in each case with reference to any capital loss carryforwards, during or with respect to the year of sale. Such distributions will be taxable to shareholders that hold their shares in a taxable account.

A shareholder may redeem shares of the Fund at any time, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated September 19, 2012

to the Statutory Prospectus for Class A, B, C and R Shares

of Allianz AGIC Growth Fund, a series of Allianz Funds

Dated August 29, 2012

Disclosure Relating to the Allianz AGIC Growth Fund (the “Fund”)

Effective September 24, 2012, the Fund will change its name and implement certain changes to its investment strategy, as described in further detail below.

Allianz AGIC Growth Fund (to be renamed Allianz RCM Focused Growth Fund)

The Fund will change its name to the “Allianz RCM Focused Growth Fund.” All references to the Fund will be changed to “Allianz RCM Focused Growth Fund.” In connection with this change, changes to the Fund’s investment strategy and a change to the sub-advisor will also take effect, effective September 24, 2012, as described in greater detail below.

Within the Fund Summary relating to the Fund, the subsection entitled “Investment Objective” will be restated in its entirety as follows:

The Fund seeks capital appreciation.

The fee tables and expense examples for the Fund under “Fees and Expenses of the Fund” will be revised in their entirety as follows:

Shareholder fees (fees paid directly from your investment):

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or Nav)(1)
Class A	5.50%	1%
Class B	None	5%
Class C	None	1%
Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.85%	0.25%	0.01%	1.11%
Class B	0.85	1.00	0.01	1.86
Class C	0.85	1.00	0.01	1.86
Class R	0.85	0.50	0.01	1.36

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class B shares, the maximum CDSC is imposed on shares redeemed in the first year, with CDSCs decreasing over time to zero for shares held longer. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples: The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. The Examples also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180
Class R	138	431	745	1,635	138	431	745	1,635

Within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” will be restated in its entirety as follows:

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. Effective September 24, 2012, the Fund changed its name from “Allianz AGIC Growth Fund” to “Allianz RCM Focused Growth Fund” in connection with a change in the Fund’s investment strategy. The portfolio managers are constrained to only including the 25-45 highest conviction large cap growth stocks covered by the research team. The portfolio managers believe the securities in the Fund exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The portfolio managers ordinarily look for several of the following characteristics when analyzing specific companies for possible investment: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Within the Fund Summary relating to the Fund, the subsection entitled “Principal Risks” will be restated in its entirety as follows:

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer (Equity Securities Risk). Focusing on a limited number of issuers, sectors, industries, or geographic regions increases risk and volatility (Focused Investment Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Within the Fund Summary relating to the Fund, the following will be inserted as the penultimate sentence of the first paragraph under “Performance Information”:

Prior to September 24, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy.

Within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund” will be restated in its entirety as follows:

Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisor RCM Capital Management LLC (“RCM”)

Portfolio Managers

Scott T. Migliori, CFA, Chief Investment Officer of RCM’s U.S. Large Cap Select Growth and Focused Growth strategies and Portfolio Manager, has managed the Fund since 2012 and is the lead Portfolio Manager.

Karen Hiatt, CFA, Senior Portfolio Manager, has managed the Fund since 2012.

David Jedlicka, CFA, Portfolio Manager, has managed the Fund since 2012.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the description of the Fund’s Investment Objective will be restated in its entirety as follows:

Seeks capital appreciation.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the description of the Fund’s Principal Investments and Strategies will be restated in its entirety as follows:

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The Fund’s portfolio managers are constrained to only including the 25-45 highest conviction large cap growth stocks covered by the research team. The securities in the Fund are believed by the portfolio managers to exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. Effective September 24, 2012, the Fund changed its name from “Allianz AGIC Growth Fund” to “Allianz RCM Focused Growth Fund” in connection with a change in the Fund’s investment strategy.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the description of the Fund’s Principal Risks will be restated in its entirety as follows:

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Management Risk

• Issuer Risk	• Focused Investment Risk	• Non-U.S. Investment Risk

• Equity Securities Risk	• Liquidity Risk	• Turnover Risk

• Credit Risk	• Derivatives Risk	• Leveraging Risk

• Emerging Markets Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Within the subsection entitled “Principal Investments and Strategies of the Fund — Allianz AGIC Growth Fund,” the subsections entitled “Sub-Adviser Change” and “New Portfolio Manager” are hereby deleted.

The information relating to the Fund under the subsection entitled “Management of the Fund – The Sub-Adviser” will be restated in its entirety as follows:

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about the Sub-Adviser.

Sub-Adviser*	Allianz Fund(s)
RCM Capital Management LLC (“RCM”)	RCM Focused Growth Fund
555 Mission Street, Suite 1700
San Francisco, CA 94105

*	The Sub-Adviser is affiliated with the Adviser.

The following provides additional information about the Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Fund’s investments. For the Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the funds they manage.

The subsection entitled “Management of the Fund – AGIC” in the Prospectus will be retitled “Management of the Fund – RCM” and that subsection will be restated in its entirety as follows:

RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of June 30, 2012, RCM had approximately $23.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Focused Growth Fund	Scott T. Migliori, CFA	2012	Managing Director, Chief Investment Officer and Senior Portfolio Manager of U.S. Large Cap Select Growth and Focused Growth strategies. Prior to joining RCM in 2003, Mr. Migliori worked at Provident Investment Counsel, Inc. as Portfolio Manager and Analyst for mid- and small-cap growth funds. He received his BS in Accounting from the University of Southern California, his JD from the Boalt Hall School of Law at the University of California, Berkeley, and his MBA from the Anderson School at the University of California, Los Angeles.

	Karen Hiatt, CFA	2012	Member of the U.S. Large Cap Equity Portfolio Management team as a Senior Portfolio Manager on the Select and Focused Growth strategies. Before becoming a portfolio manager, Ms. Hiatt was leading US Equity Research efforts as US Director of Research. Ms. Hiatt was previously an equity analyst on the consumer team and was promoted in 2005 to Consumer Sector Head. Prior to joining RCM in 1998, Ms. Hiatt was Vice President at Bioscience Securities, a boutique research and investment banking firm, where she covered food and agricultural biotech companies and constructed M&A valuation models. Ms. Hiatt has over 16 years of equity investment experience. She earned her BS from Santa Clara University, where she graduated Cum Laude with a finance major. Ms. Hiatt is a CFA charter holder and a member of the CFA Society of San Francisco.

	David Jedlicka, CFA	2012	Member of the U.S. Large Cap Equity Portfolio Management team, with an emphasis in the Industrial and Energy/Material sectors, and also provides analytical support for the Redwood strategy. Prior to joining RCM in 2000, Mr. Jedlicka worked at Merrill Lynch Asset Management ultimately holding the title of Sr. Portfolio Analyst. He received his BS in Agricultural and Resource Economics from the University of California, Davis. Mr. Jedlicka is a CFA charter holder and a member of the CFA Society of San Francisco.

The changes described above were approved by shareholders of the Fund on September 19, 2012. In connection with the changes described above, a portion of the portfolio assets of the Fund will be sold in connection with the repositioning. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses), in each case with reference to any capital loss carryforwards, during or with respect to the year of sale. Such distributions will be taxable to shareholders that hold their shares in a taxable account.

A shareholder may redeem shares of the Fund at any time, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated September 19, 2012

to the Statement of Additional Information (the “SAI”)

of Allianz AGIC Growth Fund, a series of Allianz Funds

Dated August 29, 2012

Disclosure Related to Allianz AGIC Growth Fund (to be renamed

Allianz RCM Focused Growth Fund) (the “Fund”)

Effective September 24, 2012, the Allianz AGIC Growth Fund will change its name to the Allianz RCM Focused Growth Fund. All references to the Fund will be changed to “Allianz RCM Focused Growth Fund.” In connection with this change, a change to the Fund’s sub-adviser will also take effect, effective September 24, 2012.

The section titled “Codes of Ethics” under “Management of the Trust” will be restated in its entirety as follows:

The Trust, Allianz Global Fund Management, RCM, and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. Subject to certain conditions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

The first paragraph under the section titled “Portfolio Management Agreements” under “Management of the Trust” will be restated as follows:

The Adviser currently has nine investment management affiliates that are also indirect subsidiaries of AAMA. RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Adviser, is the Sub-Adviser for the Fund. For services provided to the Fund, the Adviser (and not the Fund) pays the Sub-Adviser fees at the rates set forth in the Portfolio Management Agreement. The Portfolio Management Agreement provides that neither the Adviser nor the Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The subsection captioned “AGIC” in the section titled “Portfolio Management Agreements” under “Management of the Trust” will be retitled “RCM” and the first three paragraphs of that subsection will be deleted and restated as follows:

Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM is the Sub-Adviser and provides investment advisory services to the RCM Focused Growth Fund. For the services provided, the Adviser (not the Trust) pays RCM a monthly fee for the Fund at an annual rate of 0.35% (based on the average daily net assets of the Fund).

RCM is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz SE. Organized in 1998, it is the successor to the business of its holding company, RCM US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of June 30, 2012, RCM had approximately $23.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” will be restated in its entirety as follows:

RCM

Compensation

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of its staff with the investment results generated on behalf of its clients. RCM’s compensation structure reflects their belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. Certain regional experts are employed by affiliates of RCM around the world, but are “associated persons” of RCM and serve as portfolio managers for RCM Funds. In such cases, the employing companies independently apply their own compensation strategies. RCM compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RCM on the shared service of the portfolio manager.

RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a long term incentive plan (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).

Bonus Program

The primary components of RCM’s compensation system are a fixed base salary, an annual cash incentive payment (bonus) and a Long Term Incentive Plan Award (LTIPA). RCM strives to provide its people with a competitive overall package, for which it conducts ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of RCM’s business.

Base Salary. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.

Bonus. Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance evaluated based on peer data over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. RCM’s regional chief investment officer (“CIO”) as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.

Long-Term Incentive Plan. The goal of LTIPA as the longer term incentive portion of the compensation system is to strengthen further the alignment between RCM’s clients, senior professionals, and RCM’s corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors. LTIPA is awarded annually and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. As compared to junior investment professionals, senior investment professionals receive a higher proportion of incentive compensation in long-term award.

Profit Program

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of June 30, 2012, except as noted below.

	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Scott T. Migliori	2	120.1	56	5.6	0	0
Karen Hiatt	2	120.1	48	5.2	0	0
David Jedlicka	2	120.1	53	5.8	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Scott T. Migliori	0	0	1	575.6	0	0
Karen Hiatt	0	0	1	575.6	0	0
David Jedlicka	0	0	1	575.6	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay.

RCM, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and RCM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by RCM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund, as of June 30, 2012.

RCM Focused Growth Fund (formerly AGIC Growth Fund)	Dollar Range of Equity Securities
Scott T. Migliori	0
Karen Hiatt	0
David Jedlicka	0

Research is the cornerstone of RCM’s investment process. RCM’s unique research platform is made up of sector-based fundamental research and its proprietary Grassroots(R) Research. Research and portfolio management are distinct and equally ranking career paths for RCM professionals. Transparency, accountability and measurement at each step of the investment process are of critical importance to RCM and are the primary drivers of compensation for all individuals across the firm.

RCM operates from six offices around the world with over 500 employees from more than 25 nations. RCM believes diversity is an essential tool in its goal of successfully navigating the challenging and rapidly changing global marketplace. At RCM, employees are from diverse backgrounds, with diverse skills, experiences and viewpoints who work together for more informed investment decisions and for the benefit of clients. RCM encourages curious, open and aware minds, thriving on diversity but operating as one global organization.

The section titled “Allianz Global Investors Capital LLC (“AGI Capital”)” in Appendix C to the SAI will be retitled “RCM Capital Management LLC (“RCM”)”, and that section will be restated in its entirety as follows:

Description of Proxy Voting Policy and Procedures

RCM typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Global Corporate Governance Guidelines and a Proxy Voting Policy (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. RCM has retained the services of Institutional Shareholder Services, Inc. (“ISS”), a specialist voting agency, which is responsible for interpreting, implementing and casting votes in line with RCM’s proxy voting polices with RCM’s Global Corporate Governance Guidelines and Proxy Voting Policy. RCM has a Proxy Committee, consisting of investment and compliance personnel, that is responsible for implementing the Proxy Guidelines and for addressing voting issues that may arise. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Occasionally, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM resolves such material conflicts of interest with our clients.